SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  March 1, 2002
                            -------------------------
                                 Date of report
                        (Date of earliest event reported)


                            COLUMBIALUM STAFFING, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    NEVADA
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      0-29485                                           33-0850639
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


310 EAST HARRISON STREET, TAMPA, FLORIDA                 33602
----------------------------------------               -----------
(Address of Principal Executive Offices)                (Zip Code)


                                 (813) 225-1200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                Columbialum, Ltd.
                                -----------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 1, 2002, the Board of Directors of Columbialum Staffing, Inc. (formerly Columbialum, Ltd.) (the "Company") adopted a resolution changing its independent accountant from Haskell & White LLP (the "Former Accountant") to the firm of Timothy M. Griffiths, Certified Public Accountant (the "New Accountant"). The action was taken principally because the Company had completed the acquisition of Integra Staffing, Inc. ("Integra") and the Board decided it would be in the Company's best interest to utilize the services of the auditor of Integra. During the fiscal year ended December 31, 2000 and 1999 and for the periods from inception on April 9, 1998 through December 31, 2000 and any subsequent interim period to the date of the dismissal (February 26, 2002), the Company had no disagreement with its Former Accountant on any matter of accounting principal or practice, financial statement disclosure or auditing scope or procedure which would have caused the Former Accountant to make reference in its report upon the subject matter of disagreement. The Former Accountant previously issued a report dated March 27, 2001 on the financial statements of the Company as of and for the year ended December 31, 2000 and 1999, and for the period from inception on April 9, 1998 through December 31, 2000. The report did not contain an adverse opinion or disclaimer of opinion or qualification as to audit scope or accounting principle. The Former Accountant's report did contain additional disclosure relating to uncertainty as to the Company's ability to continue as a going concern but did not contain any adjustment for the disclosed uncertainties. The Company has asked the Former Accountant to review this disclosure and has provided them the opportunity to furnish the Company with a letter addressed to the Commission containing any new information or clarification of the disclosure.

         The Company did not consult with the New Accountant regarding any matters prior to its engagement, including matters relating to the application of accounting principles, although the New Accountant rendered an unqualified audit report on Integra's balance sheets as of December 31, 2000 and 1999 and related statements of operations, cash flows and stockholders' equity for the year ended December 31, 2000 and the period from inception (August 16, 1999) to December 31, 1999, which was included in the Company's Form 8-K dated December 12, 2001, as amended.

ITEM 5:  OTHER EVENTS

         On January 22, 2002, the Company filed an amendment to its Articles of Incorporation to, among other things, changing its name to "Columbialum Staffing, Inc."

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

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         16.1 Letter dated March 5, 2002, from Haskell & White LLP, Certified Public Accountants to the Registrant regarding change of certifying accountant.

         16.2 Letter dated March 5, 2002, from Haskell & White LLP, Certified Public Accountants regarding agreement with Item 4.

         99.1 Amendment to Articles of Incorporation dated January 15, 2002, filed January 22, 2002.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     COLUMBIALUM STAFFING, INC.



Date:  March 5, 2002                                 By:  /s/ Charles Lincoln
                                                         -----------------------
                                                         Charles Lincoln, CEO

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